UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/13/2006

ROCKWELL COLLINS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16445

DE	522314475
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

400 Collins Road NE, Cedar Rapids, IA 52498
(Address of principal executive offices, including zip code)

319-295-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Appointment of Directors to Committees of the Board of Directors.

On September 13, 2006, the Company's Board of Directors appointed Mark Donegan to the Company's Compensation Committee and Andrew J. Policano to the Company's Audit Committee and Board Nominating and Governance Committee.

Item 7.01.    Regulation FD Disclosure

Registrant's press release dated September 15, 2006, regarding Rockwell Collins revenue, earnings per share and cash flow guidance for fiscal year 2006 and financial guidance for fiscal year 2007 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Press release of Registrant dated September 15, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

Date: September 15, 2006	By:	/s/ Patrick E. Allen
Patrick E. Allen
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of Registrant dated September 15, 2006.